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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

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         Date of Report (Date of earliest event reported): May 20, 1997
                                                          (May 20, 1997)
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                              TrustCo Bank Corp NY

             (Exact name of registrant as specified in its charter)

                                    New York
                 (State or other jurisdiction of incorporation)


     0-10592                                           14-1630287
(Commission File Number)                   (IRS Employer Identification No.)
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                 192 Erie Boulevard, Schenectady, New York 12305
               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code: (518) 377-3311

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TrustCo Bank Corp NY


Item 5.           Other Events

      On May 20, 1997, TrustCo Bank Corp NY ("TrustCo") issued a Press Release declaring a cash dividend of $0.275 per share, payable July 1, 1997. Attached is a copy of the Press Release labeled as Exhibit 99(a).


Item 7.   Exhibits

          Reg S-K Exhibit No.       Description
          99(a)                     Press Release of May 20, 1997, declaring
                                    a cash dividend of $0.275 payable on July
                                    1, 1997 to shareholders of record June 6, 1997.



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                                                SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: May 20, 1997

                                    TrustCo Bank Corp NY
                                    (Registrant)


                                     By:      /s/Robert T. Cushing
                                              Robert T. Cushing
                                              Vice President and
                                              Chief Financial Officer


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                                              Exhibits Index


The following exhibits are filed herewith:

Reg S-K
Exhibit No.          Description                                       Page

99(a)              Press release dated May 20, 1997,                    5
                   declaring a quarterly cash dividend of
                   $0.275 per share, payable July 1, 1997,
                   to the shareholders of record at the close of business on June 6, 1997.



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                                                Exhibit 99(a)

TRUSTCO
Bank Corp NY                                    News Release
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192 Erie Boulevard, Schenectady, New York, 12305
(518) 377-3311   Fax: (518) 381-3668

Subsidiary:  Trustco Bank                       NASDAQ -- TRST

Contact:            William F. Terry
                    Senior Vice President and Secretary
                    518-381-3611

FOR IMMEDIATE RELEASE:

                                      TRUSTCO DECLARES CASH DIVIDEND

Schenectady, New York -- May 20, 1997

On May 20, 1997 the Board of Directors of the Company declared a quarterly dividend of $0.275 per share, payable July 1, 1997, to the shareholders of record at the close of business on June 6, 1997.

TrustCo is a $2.3 billion bank holding company and through its subsidiary bank, Trustco Bank, National Association, operates 48 bank offices in Albany, Columbia, Greene, Rensselaer, Saratoga, Schenectady, Warren, and Washington counties. In addition, the bank operates a full service Trust Department with $955 million of assets under management. The common shares of TrustCo are traded on the Nasdaq National Market tier of the Nasdaq Stock Market under the symbol TRST.

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